Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

The Company’s consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates during the years ended December 31, 2021, 2020 and 2019 include the allowance for doubtful accounts, reserve for inventories, the useful life of property, plant and equipment, assumptions used in assessing impairment of long-term assets and valuation of deferred tax assets and accruals for taxes due.

Cash

Cash consists of cash on hand and cash in banks. The Company maintains cash with various financial institutions in the PRC and Hong Kong and none of these deposits are not fully covered by insurance. At December 31, 2021 and 2020, cash balances inside mainland PRC are $5,512,620 and $468,273, respectively, and cash balances in Hong Kong are $276,888 and $223,660, respectively, and are not fully uninsured. The Company has not experienced any losses in bank accounts and believes it is not exposed to any risks on its cash in bank accounts.

Restricted cash

Restricted cash consists of cash deposits held by the Export Import Bank of China to secure its bank loans, the bank loans of Hong Long and Global Deep Ocean. At December 31, 2021 and December 31, 2020, restricted cash amounted to $14,831,138 and $9,912,666, respectively.

Fair value of financial instruments

The Company utilizes the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the consolidated balance sheets for cash, restricted cash, accounts receivable, inventories, prepaid expenses, prepaid expenses – related party, other receivables, accounts payable, accounts payable – related parties, short-term bank loans, accrued liabilities and other payables, and due to related parties approximate their fair value based on the short-term maturity of these instruments. The fair value of the Company’s long-term bank loans under its agreements approximates its carrying value at December 31, 2021 and 2020. The fair value of the Company’s long-term bank loans under its agreements were estimated using Level 2 inputs based on market data. As of December 31, 2021, the Company does not have any assets or liabilities that are measured on a recurring basis at fair value.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. The Company only grants credit terms to established customers who are deemed to be financially responsible. Credit periods to customers are within 180 days after customers received the purchased goods. At December 31, 2021 and 2020, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amounts of $568,710 and $411,131, respectively.

Inventories

Inventories, consisting of frozen fish and marine catches, are stated at the lower of cost or net realizable value utilizing the weighted average method. The cost of inventories is primarily comprised of fuel, freight, depreciation, direct labor, consumables, government levied charges and taxes. Consumables include fishing nets and metal containers used by fishing vessels. The Company’s fishing fleets in the international waters operate throughout the year, although the May to July period has lower catch quantities compared to the October to January period, which is the peak season.

A reserve is established when management determines that certain inventories may not be saleable. If inventory costs exceed net realizable value due to obsolescence or quantities in excess of expected demand, the Company will record a reserve for the difference between the cost and the net realizable value. These reserves are recorded based on estimates. The Company has a reserve for inventories in the amount of $25,893,526 and $16,125,749, during the year ended December 31, 2021 and 2020, respectively.

Inventory reserves are intended to reduce the carrying value of inventories to their net realizable value. The Company regularly evaluates its ability to realize the value of inventories based on a combination of factors including: forecasted sales and estimated current and future market value.

Prepaid expenses

Prepaid expenses represent expenditures that have not yet been recorded by a company as an expense, but have been paid for in advance. It refers to payments made in advance for products or services expected to be received on a later date, such as fuel, consumables, vessel insurance, crew insurance and attorney fees, At December 31, 2021 and December 31, 2020, prepaid expenses amounted to $18,559,252 and $170,706, respectively.

In December 2021, the Company borrowed $15.8 million from China Everbright Bank to purchase fuel, consumables from three vendors in order to lock the price, avoiding covid-19 pandemic-induced price increases. As of the date of this submission, prepaid expenses to three vendors amounted to $7.0 million.

Fishing licenses

Each of the Company’s fishing vessels requires an approval from the Ministry of Agriculture and Rural Affairs of the PRC to carry out ocean fishing projects in international waters. These approvals are valid for a period from 3 to 12 months and are awarded to the Company at no cost. The Company applies for the renewal of the approval prior to expiration to avoid interruptions of the fishing vessels’ operations.

Investment in unconsolidated company – Global Deep Ocean

The Company uses the equity method of accounting for its investment in, and earning or loss of, companies that it does not control but usually owns 20% to 50% over which it does exert significant influence. The Company considers whether the fair value of its equity method investment has declined below its carrying value whenever adverse events or changes in circumstances indicate that the recorded value may not be recoverable. The Company reviews its investments for other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the entities including current earnings trends and forecasted cash flows, and other company and industry specific information. If the Company considers any decline to be other than temporary (based on various factors, including historical financial results and the overall health of the investee), then a write-down would be recorded to estimated fair value. See Note 7 for discussion of the equity investment.

Property, plant and equipment

Property, plant and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in operations in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

The estimated useful lives of the assets are as follows:

Estimated useful life
Fishing vessels	10 - 20 Years
Vehicles	5 Years
Office and other equipment	3 - 5 Years

Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Capitalized interest

Interest associated with the construction of fishing vessels is capitalized and included in the cost of the fishing vessels. When no debt is incurred specifically for the construction of a fishing vessel, interest is capitalized on amounts expended on the construction using the weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the construction is substantially complete or the construction activity is suspended for more than a brief period. The Company capitalized interest of $553,927, $1,476,240, and $334,851 for the years ended December 31, 2021, 2020 and 2019, respectively, for the fishing vessels under construction.

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company evaluates the impairment by comparing the carrying amount of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss based on the excess of the carrying amount of the long-lived assets over their fair value. Impairment loss represents the impairment loss on the vessels whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recovered. The Company recognized an impairment of loss on vessels of $6,301,372, $66,694,253 and $7,951,635 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company recognized an impairment of $6,301,372 for 12 fishing vessels during 2021. In 2020, the remaining 17 vessels with a net carrying value of approximately $556,000 in Indonesian waters are maintaining existing condition, further redeployment and operations will be based on market conditions and the latest policies. In 2019, the Company dismantled 1 transport vessel and deregistered 16 fishing vessels and applied to the MARA for rebuilding of the remaining 17 vessels. The Company assessed the recoverability of the 50 fishing vessels and 1 krill fishing vessel in the building stage and 17 fishing vessels during the year ended 2020 and 2019 based on the undiscounted future cash flow that the fishing vessels are expected to generate as less than the carrying amount, and recognized an impairment loss.

On December 27, 2021, the Company and Huanghai Ship Construction Co., Ltd. (“Huanghai”) entered into an agreement to terminate the building of a krill vessel and Huanghai agreed to refund all of the RMB587.3 million (approximately $92.1 million) of prepayment made by the Company in four quarterly installments. Due to the problems in construction of this ship, the Company had previously impaired a portion of the construction in progress. Based upon the amount previously impaired, the Company recognized a $26,4 million of settlement of contract for the year ended December 31, 2021. During the first quarter of 2022, the Company received RMB147.7 million (approximately $23.2 million), representing the first quarterly installment payment, from Huanghai.

Revenue recognition

The Company recognizes revenue from product sales in accordance with ASC Topic 606, “Revenue from Contracts with Customers.” Revenue is recognized when control of the promised goods or services, through performance obligations by the Company, is transferred to the customer in an amount that reflects the consideration it expects to be entitled to in exchange for the performance obligations.

Disaggregation of revenue

The following tables disaggregate revenues under ASC Topic 606 by species of fish. For the years ended December 31, 2021, 2020 and 2019, our revenue by species of fish was as follows:

	Year Ended December 31, 2021
	Revenue	Volume (KG)	Average price	Percentage of revenue
Argentine squid	$49,127,035	15,279,655	$3.22	29.9%
Indian Ocean squid	22,394,010	22,920,501	0.98	13.6%
South American white shrimp	18,121,563	3,523,536	5.14	11.0%
Sardines	17,975,661	40,425,215	0.44	11.0%
Peru Squid	16,877,775	12,698,146	1.33	10.3%
Others	39,587,000	35,146,479	1.13	24.2%
Total	$164,083,044	129,993,532	$1.26	100.0%

	Year Ended December 31, 2020
	Revenue	Volume (KG)	Average price	Percentage of revenue
Indian Ocean squid	$33,968,115	41,608,084	$0.82	38.9%
Peru squid	14,709,193	10,700,911	1.37	16.9%
Chub mackerel	6,453,289	7,084,126	0.91	7.4%
Cuttle fish	6,145,172	1,452,960	4.23	7.0%
Sardines	4,296,979	11,399,554	0.38	4.9%
Others	21,667,672	11,939,367	1.81	24.9%
Total	$87,240,420	84,185,002	$1.04	100.0%

	Year Ended December 31, 2019
	Revenue	Volume (KG)	Average price	Percentage of revenue
Indian Ocean squid	$35,502,599	32,028,789	$1.11	39.6%
Ribbon fish	12,236,897	3,622,444	3.38	13.7%
Cuttle fish	10,921,686	2,173,027	5.03	12.2%
Peru squid(whole)	7,512,216	4,234,436	1.77	8.4%
Croaker fish	4,884,278	2,301,876	2.12	5.4%
Others	18,564,480	6,433,891	2.89	20.7%
Total	$89,622,156	50,794,463	$1.76	100.0%

Government subsidies

Government subsidies are recognized when there is reasonable assurance that the subsidy will be received and all attaching conditions will be satisfied. When the subsidy relates to an expense item, it is recognized as income over the periods necessary to match the subsidy on a systematic basis to the costs that it is intended to compensate. Where the subsidy relates to an asset, it is credited to the cost of the asset and is released to the income statement over the expected useful life in a consistent manner with the depreciation method for the relevant asset.

Income taxes

Under the current laws of the Cayman Islands and British Virgin Islands, the Company and Merchant Supreme are not subject to any income or capital gains tax, and dividend payments that the Company may make are not subject to any withholding tax in the Cayman Islands or British Virgin Islands. Under the current laws of Hong Kong, Prime Cheer is not subject to any capital gains tax and dividend payments are not subject to any withholding tax in Hong Kong.

Generally, our subsidiaries in China are subject to enterprise income tax on their taxable income in China at a rate of 25%, except that Pingtan Fishing is exempt from income taxes for income generated from our ocean fishing operations in China.

The Company is not incorporated nor does it engage in any trade or business in the United States and is not subject to United States federal income taxes. The Company did not derive any significant amount of income subject to such taxes after completion of the Share Exchange and accordingly, no relevant tax provision is made in the accompanying unaudited consolidated statements of operations and comprehensive income (loss).

The Company’s subsidiary, Pingtan Fishing, is a qualified ocean fishing enterprise certified by the MARA. The qualification renews on April 1 of each year and current qualification expires on March 31, 2023. Pingtan Fishing is exempt from income tax derived from its ocean fishing operations in the periods it possesses a valid Ocean Fishing Enterprise Qualification Certificate issued by the MARA.

China’s Enterprise Income Tax Law (“EIT Law”), which went into effect on January 1, 2018, also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its worldwide income. The Implementing Rules of the new EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” On April 22, 2009, the PRC State Administration of Taxation further issued a notice entitled “Notice Regarding Recognizing Offshore-Established Enterprises Controlled by PRC Shareholders as Resident Enterprises Based on Their Place of Effective Management.” Under this notice, a foreign company controlled by a PRC company or a group of PRC companies shall be deemed as a PRC resident enterprise if (i) the senior management and the core management departments in charge of its daily operations mainly function in the PRC; (ii) its financial decisions and human resource decisions are subject to decisions or approvals of persons or institutions in the PRC; (iii) its major assets, accounting books, company seals, minutes and files of board meetings and shareholders’ meetings are located or kept in the PRC; and (iv) more than half of the directors or senior management personnel with voting rights reside in the PRC. Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should the Company be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to May 3, 2012.

In addition, Pingtan Fishing is not subject to foreign income taxes for its operations in either India or the Western and Central Pacific Fisheries Commission areas.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse. Deferred taxes are also provided for net operating loss carry- forwards. A valuation allowance is recognized to reduce the net deferred tax assets to the amount expected to be realized.

The Company prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. As of December 31, 2021 and 2020, there were no amounts that had been accrued with respect to uncertain tax positions.

Shipping and handling costs

Shipping and handling costs are included in selling expense and amounted to $408,590, $371,611 and $429,091 for the years ended December 31, 2021, 2020 and 2019, respectively.

Employee benefits

The Company makes mandatory contributions to the PRC government’s health, retirement benefit and unemployment funds in accordance with the relevant Chinese social security laws. The costs of these payments are charged to the same accounts as the related salary costs in the same period as the related salary costs are incurred. Employee benefit costs amounted to $5,635,691, $2,557,142 and $2,955,762 for the years ended December 31, 2021, 2020 and 2019, respectively.

Advertising

Advertising is expensed as incurred and is included in selling expense on the accompanying consolidated statements of operations and comprehensive income (loss). Advertising amounted to $15,113, $12,178 and $22 for the years ended December 31, 2021, 2020 and 2019, respectively.

Foreign currency translation

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company and Merchant Supreme and Prime Cheer, the Company’s subsidiaries, is the U.S. dollar. The functional currency of Pingtan Guansheng, Fujian Heyue and Pingtan Fishing, the Company’s subsidiaries, is the RMB. For the Company’s subsidiaries Pingtan Guansheng, Fujian Heyue and Pingtan Fishing, whose functional currencies are the RMB, results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash for the years ended December 31, 2021, 2020 and 2019 was $1,056,081, $1,334,522and $(399,287), respectively. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date and any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

All of the Company’s revenue transactions are transacted in the functional currency of the operating subsidiaries. The Company does not enter into any material transactions in foreign currencies. Transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Asset and liability accounts at December 31, 2021 and 2020 were translated at 6.3757 RMB to $1.00 and at 6.5249 RMB to $1.00, respectively, which were the exchange rates on the balance sheet dates. Equity accounts were stated at their historical rate. The average translation rates applied to the statements of operations and comprehensive income (loss) for the years ended December 31, 2021, 2020 and 2019 were 6.3920 RMB, 6.8976RMB and 6.8985RMB to $1.00, respectively. Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rate.

Earnings per share

ASC Topic 260 “Earnings per Share,” requires presentation of both basic and diluted earnings (loss) per share (“EPS”) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilutive securities. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic net income (loss) per share is computed by dividing net income (loss) less preferred stock dividends by the weighted average number of ordinary shares issued and outstanding during the period. Diluted net income per share is computed by dividing net income lesspreferred stock dividends by the weighted average number of ordinary shares, ordinary share equivalents and potentially dilutive securities outstanding during each period. Potentially dilutive ordinary shares consist of the ordinary shares issuable upon the exercise of ordinary share warrants (using the treasury stock method). Ordinary share equivalents are not included in the calculation of diluted earnings per share if their effect would be anti-dilutive. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact. The following table presents a reconciliation of basic and diluted net income per share:

	Year Ended December 31,
	2021	2020	2019
Net (loss) income attributable to ordinary shareholders of the Company	(2,480,719)	(72,878,248)	5,682,024
Preferred Share Dividends	(300,000)	-	-
Net (loss) income available to ordinary shareholders	$(2,780,719)	$(72,878,248)	$5,682,024
Weighted average ordinary shares issued and outstanding
Basic	84,906,368	79,121,471	79,055,053
Diluted	84,906,368	79,121,471	79,055,053
Net (loss) income per ordinary share;
Basic	$(0.03)	(0.92)	0.07
Diluted	$(0.03)	(0.92)	0.07

Non-controlling interest

On February 15, 2015, China Agriculture invested RMB400 million (approximately $65 million) into Pingtan Fishing and acquired an 8% equity interest in Pingtan Fishing. As of December 31, 2021, China Agriculture owned 8% of the equity interest of Pingtan Fishing.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal ordinary shareholders of the Company, its management, members of the immediate families of principal ordinary shareholders of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Comprehensive income (loss)

Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. For the Company, comprehensive income (loss) for the years ended December 31, 2021, 2020 and 2019 included net income (loss) and unrealized gain from foreign currency translation adjustments.

Segment information

ASC Topic 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. All of the Company’s operations are considered by the chief operating decision maker to be aggregated in one reportable operating segment. All of the Company’s customers are in the PRC and all income is derived from ocean fishing.

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims, arising out of the normal course of business that relate to a wide range of matters, including among others, liability for breach of contracts. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments, including historical operations, scientific evidence and the specifics of each matter.

The Company’s management has evaluated all such proceedings and claims that existed as of December 31, 2021. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, liquidity or results of operations.

Concentrations of credit, economic and political risks

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation, among other things.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. All of the Company’s cash is maintained with state-owned banks within the PRC and Hong Kong. The Company has not experienced any losses in such accounts. A portion of the Company’s sales are credit sales which are primarily to customers whose abilities to pay are dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

According to the sale agreement signed on December 4, 2013, the Company does not own 20 fishing vessels but has the operating rights to operate these vessels which are owned by a related company, Fuzhou Hong Long Ocean Fishery Co., Ltd (“Hong Long”) and the Company is entitled to 100% of the net profit (loss) of the vessels. The Company has latitude in establishing price and discretion in supplier selection. There were no economic risks associated with the operating rights but the Company may need to bear the operation risks and credit risks as aforementioned.

Recently Adopted Accounting Standards

Codification Improvements to Topic 842, Leases (“ASU 2018-10”) and ASU 2018-11, Leases (Topic 842), Targeted Improvements (“ASU 2018-11”). The amendments in ASU 2018-10 affect only narrow aspects of the guidance issued in the amendments in ASU 2016-02, including but not limited to lease residual value guarantee, rate implicit in the lease and lease term and purchase option. The amendments in ASU 2018-11 provide an optional transition method for adoption of the new standard, which will allow entities to continue to apply the legacy guidance in ASC Topic 840, including its disclosure requirements, in the comparative periods presented in the year of adoption. We applied the new standard beginning January 1, 2020. The adoption did not have a material impact on the Company’s consolidated financial statements.

In January 2020, the FASB issued ASU 2020-01, Investments-Equity Securities (Topic 321), Investments-Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815): Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”) to clarify the interaction in accounting for equity securities under Topic 321, investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 was effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2020. We applied the new standard beginning January 1, 2021. The adoption did not have a material impact on the Company’s consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions to the existing guidance for income taxes related to the approach for intra-period tax allocations, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. This ASU also simplifies the accounting for income taxes by clarifying and amending existing guidance related to the effects of enacted changes in tax laws or rates in the effective tax rate computation, the recognition of franchise tax and the evaluation of a step-up in the tax basis of goodwill, among other clarifications. ASU 2019-12 was effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2020. We applied the new standard beginning January 1, 2021. The adoption did not have a material impact on the Company’s consolidated financial statements.

Recent accounting pronouncements

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments”, which will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The guidance replaces the incurred loss impairment methodology with an expected credit loss model for which a company recognizes an allowance based on the estimate of expected credit loss. In November 2019, the FASB issued ASU 2019-10. Financial Instruments — Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842): Effective Dates, finalizes effective date delays for private companies, not-for-profit organizations, and certain smaller reporting companies applying the credit losses, leases, and hedging standards. The effective date for SEC filers, excluding smaller reporting companies as defined by the SEC, remains as fiscal years beginning after December 15, 2019. The new effective date for all other entities is fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact of adopting this standard on its consolidated financial statements.